UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2021

REKOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7172 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 6, 2021, Rekor Systems, Inc. (the “Company”) entered into a share purchase agreement (the “Purchase Agreement”) with Waycare Technologies Ltd (“Waycare”), the sellers named in the Purchase Agreement (the “Sellers”), and Shareholder Representative Services LLC, solely in its capacity as the representative of the Sellers, pursuant to which the Company agreed to acquire 100% of the issued and outstanding capital stock of Waycare from the Sellers. Waycare is focused on optimizing traffic management systems using predictive analytics. The aggregate purchase price for the shares of Waycare is $61,000,000, less the amount of Waycare’s debt and certain transaction expenses and subject to a customary working capital adjustment, such amounts to be determined at the closing. The purchase price is comprised of cash and shares of the Company’s common stock, par value $0.0001 (“Common Stock”), based on a volume weighted average trading price of the Common Stock over a five consecutive trading day period prior to the date of the Purchase Agreement, which is $7.286. As a result of the transaction, Waycare will become a wholly-owned subsidiary of the Company.

The Purchase Agreement contains certain customary representations, warranties and covenants, including representations and warranties by the Sellers with respect to Waycare’s business, operations and financial condition. The Purchase Agreement also includes post-closing covenants relating to the confidentiality and employee non-solicitation obligations of certain Sellers, and the agreement of certain Sellers not to compete with the business of Waycare following the closing of the transaction.

The completion of the transactions contemplated by the Purchase Agreement is subject to: (i) the absence of a material adverse effect on Waycare, (ii) the delivery by the parties of certain ancillary documents, and (iii) receipt of certain approvals of the Israeli Securities Authority. Subject to certain limitations, each of the parties will be indemnified for damages resulting from third party claims and breaches of the parties’ respective representations, warranties and covenants in the Purchase Agreement.

A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary of the terms of the Purchase Agreement is subject to, and qualified in its entirety by, such document.

Item 7.01 Regulation FD Disclosure.

On August 9, 2021, the Company posted a presentation to its website (the “Presentation”), to be used in connection with its previously announced conference call to discuss the acquisition of Waycare at 4:30 PM Eastern Time on August 9, 2021. A copy of the Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information presented in Item 7.01 of this Current Report on Form 8-K and the accompanying Presentation shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

The Presentation attached to this Current Report on Form 8-K contain forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, prospects or strategies of the Company. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in the Presentation are based on certain assumptions and analyses made by the management of the Company in light of their respective experience and perception of historical trends, current conditions and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*

Share Purchase Agreement, dated August 6, 2021, by and among Rekor Systems, Inc., Waycare Technologies Ltd, the sellers named therein, and Shareholder Representative Services LLC, solely in its capacity as the representative of the sellers.

99.1	Presentation issued by Rekor Systems, Inc. dated August 9, 2021.

* Rekor Systems, Inc. has omitted certain schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K and shall furnish supplementally to the Securities and Exchange Commission (the “SEC”) copies of any of the omitted schedules and exhibits upon request by the SEC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: August 9, 2021	/s/ Robert A. Berman
Name: Robert A. Berman Title: President and Chief Executive Officer

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